NATIONWIDE VARIABLE INSURANCE TRUST
Neuberger Berman NVIT Socially Responsible Fund

Supplement dated October 13, 2015
to the Summary Prospectus dated April 30, 2015

Capitalized terms and certain other terms used in the supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

Effective February 5, 2016 (the “Effective Date”), Arthur Moretti will retire from Neuberger Berman Management LLC and will no longer serve as portfolio manager for the Fund. As of the Effective Date, Sajjad Ladiwala will become co-portfolio manager to the Fund.

Accordingly, all references to, and information regarding, Mr. Moretti in the Summary Prospectus are deleted in their entirety.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE